UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2006


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

            Delaware                                13-3357370
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation)

                   51 James Way, Eatontown, New Jersey 07724

             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 21, 2006, Thomas M. Patton verbally notified the Chairman of the Board of Directors of Osteotech, Inc. that he will resign his position as a Director and as a member of the Audit and Nominating and Corporate Governance Committees of the Board of Directors, effective July 31, 2006, due to a potential conflict of interest arising from an investment made by a private equity group with which Mr. Patton is associated. On June 23, 2006, Mr. Patton provided a written confirmation in the form of an e-mail confirming his resignation. A copy of Mr. Patton's e-mail is attached hereto as Exhibit 17.1.

Item 9.01 Financial Statements and Exhibits

    (c)  Exhibits

         Exhibit Number    Description

             17.1          Correspondence from Thomas M. Patton regarding
                                resignation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OSTEOTECH, INC.


Date:  June 27, 2006                By:   /s/ MARK H. BURROUGHS
                                          Mark H. Burroughs,
                                        Executive Vice President,
                                        Chief Financial Officer